March 11, 2003

                            DREYFUS PREMIER EMERGING
                                   MARKETS FUND
                  (A SERIES OF DREYFUS INTERNATIONAL FUNDS, INC.)

                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 15, 2002

      The fund intends to close to new investors after the earlier of reaching $500 million in total assets or June 30, 2003 (the "Closing Date"). Shareholders of the fund at that time may continue to buy shares in existing accounts. Shareholders whose accounts have a zero balance on or after the Closing Date will be prohibited from reactivating the account or opening a new account. Investors who do not own shares of the fund at the Closing Date generally will not be allowed to buy shares of the fund, except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund has been established as an investment option under the plans before the Closing Date. Financial institutions maintaining omnibus accounts with the fund will be prohibited from accepting purchase orders from new investors after the Closing Date. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the Closing Date. The board reserves the right to reopen the fund to new investors after the Closing Date, should circumstances change.

                                                                       327s0303